SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):May 31, 1998


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
             (Exact name of registrant as specified in its charter)


      California                        333-24111                   33-0745418
(State or other jurisdiction           (Commission                (IRS Employer
 of incorporation)                      File Number)         Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565



                                      N/A
          Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired.

                  Pursuant to Rule 3-14(a)(1) of Regulation S-X, certain audited statements are required to be presented for the Local Limited Partnerships. The Fund Manager is not aware of any material factors relating to these Local Limited Partnerships which would cause the audited financial statements listed below not to be necessarily indicative of future operating results. The financial statements are as follows:

                  Hillcrest Apartments

                           Independent Auditor's Report
                           Summary of Historical Information Relating to Operating Revenue and Specified Expenses-
                                    Year Ended December 31, 1997
                           Notes to Historical Summary

                  Concord Apartments

                           Independent Auditor's Report
                           Summary of Historical Information Relating to Operating Revenue and Specified Expenses-
                                    Year Ended December 31, 1997
                           Notes to Historical Summary

         b.        Proforma Financial Information

                           Proforma Balance Sheet, March 31, 1998 (Unaudited) Proforma Statement of Operations for the Three Months
                                    Ended March 31, 1998 (Unaudited)
                           Notes to Proforma Financial Statements

         c.        Exhibits

                           To be filed upon availability

                          INDEPENDENT AUDITOR'S REPORT


To WNC & Associates, Inc.
Costa Mesa, California

We have audited the accompanying Summary of Historical Information Relating to Operating Revenue and Specified Expenses of the Hillcrest Apartments Project (Historical Summary) for the year ended December 31, 1997. This Historical Summary is the responsibility of the Project's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared as described in Note 1 and is not intended to be a compete presentation of the Project's revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the operating revenue and specified expenses described in
Note 1 of the Hillcrest Apartments Project for the year ended December 31, 1997 in conformity with generally accepted accounting principles.




/s/ McGladry & Pullen, LLP
Des Moines, Iowa
April 19, 1998

HILLCREST APARTMENTS PROJECT

SUMMARY OF HISTORICAL INFORMATION RELATING TO OPERATING
   REVENUE AND SPECIFIED EXPENSES
Year Ended December 31, 1997
-------------------------------------------------------------------------------

Operating revenue:
   Rent income                                                  $        95,657
   Other income                                                           1,114
                                                                     -----------
                                                                         96,771
Specified operating expenses:
   Manager salaries and related payroll taxes  $          8,845
   Real estate taxes                                     36,891
   Insurance                                              2,911
   Advertising                                              896
   Management fees (Note 2)                               6,470
   Office                                                   764
   Utilities                                              8,709
   Repair and maintenance                                   897
   Other                                                  9,679          76,062
                                                    ------------     -----------

              Excess of operating revenue over
                 specified expenses                                 $    20,709
                                                                    ===========






                        See Notes to Historical Summary.

Note 1.      Nature of Business and Significant Accounting Policies

Nature of business: The apartments consist of 32 units in Marshalltown, Iowa. All rental property is rented under leases with terms of one year of less. The apartments qualify for an allocation of affordable housing tax credits under
Section 42 of the Internal Revenue Code of 1986 as amended.

Significant accounting policies:

   Basis of presentation: The Historical Summary presents operating revenues, which consist of rent and other income, and specified operating expenses. These specified operating expenses include manager salaries and related payroll taxes, real estate taxes, insurance, advertising, management fees, office, utilities, repair and maintenance and other operating expenses. The Historical Summary is not intended to be a complete presentation of the Project's revenue and expenses.

   Estimates and assumptions: The preparation of the Historical Summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of operating revenues and specified expenses during the reporting period. Actual results could differ from those estimates.


Note 1.      Management Agreement
At December 31, 1997 the apartments are under a management agreement with National Management Corporation ending on July 1, 1998 or at the time the property is sold, if sooner. The management services fee is based on 5% of the approved market rent for all occupied units, with a minimum fee of $21 per occupied unit per month.

Report of Independent Certified Public Accountants


To WNC & Associates, Inc.
Costa Mesa, California


We have audited the accompanying Summary of Historical Information Relating to Operating Revenue and Specified Expenses of the Studio Concord Apartments (Historical Summary) for the year ended December 31, 1997. This Historical Summary is the responsibility of Studio Concord Apartment's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared as described in Note 1 and is not intended to be a complete presentation of Studio Concord Apartment's revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the operating revenue and specified expenses described in
Note 1 of the Studio Concord Apartments for the year ended December 31, 1997 in conformity with generally accepted accounting principles.




Miami, Florida
June 11, 1998

                                                      Studio Concord Apartments

                                  Summary of Historical Information Relating to
                                      Operating Revenue and Specified Expenses




Year ended December 31, 1997
-------------------------------------------------------------------------------

Operating revenue:

     Rent income                                                    $    87,170
     Other income                                                         7,404
                                                                      ---------
                                                                         94,574
Specified operating expenses:

     Manager salaries and related payroll taxes    $         14,299
     Real estate taxes                                        7,362
     Insurance                                                5,599
     Management fees (Note 2)                                11,850
     Utilities                                                3,948
     Repairs and maintenance                                 11,458
     Other                                                    7,990      62,506
                                                     --------------- ----------

Excess of operating revenue over specified expenses                  $   32,068
                                                                     ----------


     See accompanying report of independent certified public accountants and notes to Historical Summary.

                                                      Studio Concord Apartments



                                                   Notes to Historical Summary




1.     Nature of Business and     Nature of Business
       Significant Accounting
       Policies                   The apartment  project consists of 26 units in
                                  Orlando,  Florida.  The units are rented under
                                  leases with terms of one year.  The apartments
                                  qualify  for  an   allocation   of  affordable
                                  housing tax credits under Section 42 of the Internal Revenue Code of 1986, as amended.

                                  Significant Accounting Policies

                                  Basis of presentation - the Historical Summary presents operating revenues, which consist of rent and other income, and specified operating expenses. The specified operating expenses include manager salaries and related payroll taxes, real estate taxes, insurance, management fees, utilities, repairs and maintenance and other operating expenses. The Historical Summary excludes interest and depreciation. Accordingly, the Historical Summary is not intended to be a complete presentation of Studio Concord Apartment's revenue and expenses.

                                  Estimates and assumptions - the preparation of the Historical Summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of operating revenues and specified expenses during the reporting period. Actual results could differ from those estimates.

2. Management  Agreement          At December 31, 1997 the apartments are under
                                  a management agreement with Professional
                                  Management,   Inc.   The management  services
                                  fee is equal to the greater of $950 per month or 10% of monthly gross receipts from the operation of the premises.

                 WNC HOUSING TAX CREDIT FUND VI, L.P., Series 5
                       (A California Limited Partnership)
                             PROFORMA BALANCE SHEET
                                 March 31, 1998

                                  ASSETS
                                  Historical           Proforma        Proforma
                                   Balance           Adjustments       Balance

Cash and cash equivalents         $7,612,155           $4,747,360
                                                         (389,410)
                                                         (126,480)  $11,843,625

Subscriptions receivable             597,350              126,480       723,830

Loans receivable                     360,194             (260,194)      100,000

Investment in limited partnerships 6,756,695            4,351,791
                                                          389,410    11,497,896

Other assets                          24,552                    0        24,552
                                      ------            ---------    ----------
                                 $15,350,946           $8,838,957   $24,189,903
                                  ===========           =========   ===========


                        LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES:

Payables to limited partnerships  $1,836,775            $4,351,791
                                                          (260,194)  $5,928,372
Accrued fees and expenses due to
  general partner and affiliates     564,249                     0      564,249
                                     -------            ----------      -------
                                   2,401,024             4,091,597    6,492,621
                                   ---------             ---------    ---------

PARTNERS' EQUITY
  General partner                    (18,619)              (8,156)      (26,775)
  Limited partners                12,968,541            4,755,516    17,724,057
                                  ----------            ---------    ----------
        Total partners' equity    12,949,922             4,747,360   17,697,282
                                  -----------            ---------   ----------

                                 $15,350,946            $8,838,957  $24,189,903
                                  ===========            =========   ==========


                                  -Unaudited-
            See Accompanying Notes to Proforma Financial Statements
                                      FS-7

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
                       (A California Limited Partnership)


                        PROFORMA STATEMENT OF OPERATIONS

                    For the Three Months ended March 31, 1998




                                Historical         Proforma           Proforma
                                Balance         Adjustments           Balance

Interest income                 $   52,896                          $   52,896
                                ----------                            ---------

Operating expenses:
 Amortization                        6,764                               6,764
 Asset management fees                 872                                 872
 Other                                  60                                  60
                                     -----                               -----

Total operating expense              7,696                               7,696
                                     -----                               -----

Income from operations              45,200                              45,200

Equity in loss of limited
  partnerships                     (13,585)         (35,200)           (48,785)
                                    -------         -------             -------

 Net income (loss)              $   31,615        $ (35,200)          $ (3,585)
                                 =========         ========             =======


                                   Unaudited
            See Accompanying Notes to Proforma Financial Statements
                                      FS-8

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
                       (A California Limited Partnership)
                     NOTES TO PROFORMA FINANCIAL STATEMENTS


NOTE 1 - GENERAL

The information contained in the following notes to the proforma financial statements is condensed from that which appears in the financial statements. Accordingly, these proforma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 5 financial statements dated March 31, 1998. WNC Housing Tax Credit Fund VI, L.P., Series 5 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of March 31, 1998, the Partnership was admitted as majority limited partner in five limited partnerships (Chillicothe Plaza Apartments, L.P., El Reno Housing Associates Limited Partnership, Hughes Villa Limited Partnership, Mark Twain Senior Community Limited Partnership and Spring Valley Terrace Apartments L.L.C.). Subsequent to March 31, 1998, the Partnership has acquired a limited partnership interest in five limited partnerships; Bradley Villas Limited Partnership (BRADLEY), Concord Apartment Partners, L.P. (CONCORD), Hillcrest Heights, L.P. (HILLCREST), Murfreesboro Villas Limited Partnership (MURFREESBORO), and United Development Corp., L.P. (UNITED 97.2) and is negotiating to acquire the limited partnership interest in one other partnership, Apartment Housing of Theodore (APT. HOUSING). These investments commit the Partnership to capital contributions as follows:


                       APT. HOUSING                  $  1,312,916
                       BRADLEY                            532,196
                       CONCORD                            470,185
                       HILLCREST                          609,012
                       MURFREESBORO                       684,474
                       UNITED 97.2                        743,008
                                                          -------
                                                     $  4,351,791
                                                        =========

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The first adjustment to cash and the adjustment to partners' equity of $4,747,360, reflect the net proceeds from April 1, 1998 to June 15, 1998 from issuance of 5,826 units of limited partners' capital ($5,826,000 less notes receivable of $263,000, and commissions and offering costs of $815,640). The third adjustment to cash and the

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
                       (A California Limited Partnership)
               NOTES TO PROFORMA FINANCIAL STATEMENTS (Continued)



NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)

adjustment to subscriptions receivable of $126,480 reflect subscriptions receivable from the above sale of limited units. The adjustments to investment in limited partnerships and notes payable to limited partnerships of $4,351,791 reflect the Partnership's acquisition of the six limited partnership interests as if the Partnership's date of acquisition was March 31, 1998. The second adjustment to investment in limited partnerships and the second adjustment to cash of $389,410 reflect the acquisition fee for the acquisition of the identified limited partnerships. The adjustment to loans receivable and the second adjustment to payables to limited partnerships of $260,194, reflects the application of certain loans towards the capital contributions of certain limited partnerships.

Hillcrest and Concord had operations during the period presented. A proforma loss of $35,200 has been recorded in the Proforma Statement of Operations reflecting losses from Concord and Hillcrest incurred during the three month period ended March 31, 1998, of $27,300 and $7,900 respectively. Concord commenced rental operation in February 1998 and Hillcrest commenced rental operation in 1997. The other four limited partnerships were under construction or rehabilitation during the period presented and had no operations which should be reported. The Partnership will use the equity method of accounting to account for its investments in these local limited partnerships.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

Date: July 20, 1998           By:      WNC &  Associates, Inc.,
     --------------
                                       General Partner

                                       By:      /s/ JOHN B. LESTER, JR.
                                                John B. Lester, Jr.,
                                                President


                                       3